Exhibit 10.1

STOCK PURCHASE AGREEMENT

This PURCHASE AGREEMENT (the “Agreement”), effective on the date of execution by the last party to execute it (the “Effective Date”) is entered into by and between iFresh Inc., a Delaware corporation (the “Company”), and Uzi Einy (the “Investor”).

RECITALS

Investor wishes to purchase from Company, and Company wishes to issue to Investor, $500,000.00 (the “Investment”) of shares (the “Shares”) of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”) at a share price determined according to this Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Purchase. Company agrees to sell and issue to Investor, and Investor agrees to buy from Company, the Shares pursuant to the terms of this Section 1.

(a) Purchase Notice. Each week, Investor shall notify Company by email of Investor’s election to purchase at least 10,000 Shares (a “Purchase Notice”). Investor may provide Company with one Purchase Notice or multiple Purchase Notices in a single week. Investor may send Company a Purchase Notice at any time before the Termination Date. Each Purchase Notice shall indicate the number of shares that Investor elects to purchase, provided that such number shall not be less than 10,000.

(b) Purchase Price. The purchase price of the Shares shall be 95% of the closing price of the Company’s publicly-traded stock on the NASDAQ trading day immediately before the day on which the Company receives the Investor’s Purchase Notice (the “Purchase Price”).

(c) Payment. Within 1 business day of Investor providing a Purchase Notice to Company, Investor shall wire to Company the Purchase Price of the shares that Investor has purchased pursuant to Investor’s Purchase Notice (each such payment a “Payment”).

(d) Stock Issue. On Friday of each week, the Company shall issue to a brokerage account of Investor’s choice the number of Shares that Investor has elected to purchase pursuant to Investor’s Purchase Notices during the past 5 business days. Notwithstanding anything to the contrary, Company shall not be obligated to issue Shares to Investor more than one time every 5 business days.

(e) Reconciliation after Termination. If, by the day after the Termination Date, Investor has paid less than $500,000.00 to Company pursuant to this Agreement, Investor shall within 2 business days transfer to Company the amount representing the difference between $500,000.00 and the amount Investor has paid to Company pursuant to this Agreement; provided, however, that in no event shall the Company be required to issue or the Investor be required to pay for in excess of 500,000 Shares pursuant to the terms of this Agreement. The Purchase Price for this amount shall be the closing price of the Company’s publicly-traded stock on the Termination Date. Within 1 business day of Company receiving this amount, Company shall transfer to Investor the corresponding number of Shares, rounded to the nearest whole share. In the event that the foregoing amount would result in the issuance of greater than 500,000 shares, the Investor shall only be required to deliver payment to the Company for up to 500,000 Shares. Any Share amounts required to be issued pursuant to this paragraph shall be rounded down to the nearest whole share.

(f) Termination. Investor’s obligation to purchase Company’s Common Stock pursuant to the terms of this Agreement shall end automatically at 12:01 a.m. on December 16, 2018 (the “Termination Date”).

(g) Limitations.

(i) Notwithstanding anything to the contrary contained herein, in no event will the Company issue more than 500,000 Shares pursuant to the terms of this Agreement.

(ii) Notwithstanding anything to the contrary contained herein, in no event will Investor be obligated to invest more than $500,000.00 in Company.

2. Representations and Warranties of Company. The Company represents and warrants to the Investor that:

(a) Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted and proposed to be conducted; and (iii) is duly qualified and licensed to do business and in good standing in each jurisdiction in which the failure to be so qualified or licensed would have a material adverse effect.

(b) Authority. All corporate action required to be taken by the Company’s Board of Directors in order to authorize the Company to enter into this Agreement and to issue the Shares has been taken. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

(c) Issuance of Securities. The issuance of the Shares has been duly authorized and when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be duly and validly issued, fully paid and nonassessable and free and clear of all liens, other than restrictions on transfer imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Investor in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws. The Shares are being sold pursuant to the existing shelf registration statement on Form S-3 (File No. 333-224141, the “Shelf Registration Statement”).

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3. Representations and Warranties of Investor. The Investor represents and warrants to the Company upon the acquisition of the Shares as follows:

(a) Organization and Authority of Investors. The execution and delivery of this Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Investor.

(b) Binding Obligation. This Agreement has been duly executed and delivered by the Investor, and (assuming due authorization, execution and delivery by the Company) this Agreement constitutes the legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(c) Investment Experience. The Investor acknowledges that it has prior investment experience, including investments in non-listed and non-registered securities and is able to evaluate the merits and risks of such an investment, and the Investor represents that it understands the highly speculative nature of this investment which may result in the loss of the total amount of such investment. The Investor has the requisite knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such investment.

(d) No General Solicitation. The Investor acknowledges that it is not acquiring the Shares as a result of any general solicitation or advertising.

4. Covenants.

(a) Filing of Form 8-K and Prospectus Supplement. The Company agrees that it shall, within the time required under the Securities Exchange Act of 1934, as amended (the “1934 Act”), file a Current Report on Form 8-K disclosing this Agreement and the transaction contemplated hereby. The Company shall file within two 2 business days from the date hereof the prospectus supplement to the Shelf Registration Statement covering the sale of the Shares (the “Prospectus Supplement”) in accordance with the terms of the Agreement.

5. Miscellaneous.

(a) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of Company and a Majority in Interest.

(b) Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, and without giving effect to choice of laws provisions that would result in the application of the substantive law of another jurisdiction.

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(c) JURISDICTION; SERVICE; WAIVERS. ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT MAY BE BROUGHT ONLY IN A COURT OF RECORD OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS OF THE STATE OF NEW YORK, AND SERVICE OF PROCESS MAY BE MADE UPON THE PARTIES TO THIS AGREEMENT BY MAILING A COPY OF THE SUMMONS AND ANY COMPLAINT TO SUCH PERSON, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS AGREEMENT. BY ACCEPTANCE HEREOF, THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION.

(d) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(e) Entire Agreement. This Agreement constitutes and contains the entire agreement among Company and the Investor and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(f) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party as follows:

(i) if to the Investor, at:,

Uzi Einy

________________________

________________________

Telephone: ________________________

________________________

or

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(ii) if to the Company, at:

iFresh Inc.

Attn: Long Deng

2-39 54th Avenue

Long Island City, New York

Telephone: 718-628-6200

legal@ifreshmarket.com

or at such other address or facsimile number as the Company shall have furnished to the Investors in writing. All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, postage prepaid and addressed as aforesaid, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed or sent by e-mail, upon confirmation of receipt.

(g) Severability. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h) Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

iFRESH INC.

By:
Name:	Long Deng
Title:	CEO
Date:	______________

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OMNIBUS INVESTOR SIGNATURE PAGE TO

IFRESH, INC.

PURCHASE AGREEMENT

The undersigned, in his capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

Uzi Einy

/s/

Date: ___________________________________

Mailing Address: _________________________

Telephone No.: ___________________________

Email Address: ___________________________

Taxpayer ID Number: _______________________

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